Exhibit 99.1

Martek Biosciences Investor Presentation Canaccord Genuity Growth Conference August 2010

Forward Looking Statements 2 Sections of this presentation contain forward-looking statements concerning, among other things, expectations regarding future revenue growth, product introductions, production expansion, capital expenditures and gross margins. These statements are based upon numerous assumptions that Martek cannot control and involve risks and uncertainties that could cause actual results to differ. These statements should be understood in light of the risk factors set forth in the Company's filings with the SEC.

Martek Today Powerful technology platform and research engine The global leader in microbial DHA and ARA for infant formula Delivering growth – Revenue, gross margin, earnings and cash flow Growing DHA business outside of infant formula Newly acquired growth platform – branded consumer health products (Amerifit) Robust near and long-term technology pipeline – Microbial biotechnology research engine delivering new nutritional and non-nutritional growth opportunities 3

Martek’s Roots 4 Microbial biotechnology Expertise in modification, optimization, development and production of microbes and microbially-derived products Significant expertise in the development and production of high value products from microbial sources – Primary focus to date on microbial-derived DHA and ARA production for various nutritional applications Expanding lipid, protein and carbohydrate technology platforms

Martek Research Engine 5 Proprietary Platform Unique Microbial Production Systems Comprehensive lab, pilot and production scale manufacturing Capabilities Microbial biology Algal genomics Core Expertise Fermentation and oil processing

# Why DHA?

| Pregnancy | Infants & Children | Children & Adults | Adults |
| --- | --- | --- | --- |
| **Maternal Health & Outcomes** | **Brain & Eye Development and Function** | **Cardiovascular Heart Health** | **Brain & Eye Health and Function** |
| Promotes maternal DHA status | Improves visual acuity | Lowers triglycerides | Low DHA blood levels are associated with: |
| Increases DHA content of breast milk | Promotes cognitive performance | Increases HDL | • cognitive decline |
| Promotes fetal brain and eye development | | Maintains/lowers heart rate | • higher risk of dementia |
| | | Modest reductions in blood pressure at higher doses | • higher risk of age-related macular degeneration |

- DHA is important for good health throughout life
- U.S. average daily DHA intake is low (30-80mg) relative to recommendations (~200mg)

6

Why Martek’s DHA? 7 Source Unique and trusted Contaminant Free Vegetarian Sustainable Science Lifetime benefits Large and growing body of published studies MIDAS / Memory trial Dietary shortfall Consumer Acceptance Used by leading world-wide consumer brands Over 50 million infants have consumed Established brand equity

Base Business – Infant Formula 8 Martek DHA/ARA Sales for Infant Formula ($ in millions) Martek licensees represent approximately 75% of the global market International markets now >50% of Martek’s total IF sales 53 million babies worldwide fed IF with Martek DHA/ARA since 1998 Recent extension of global sole-source supply agreements with Mead Johnson (through 2015) and Danone (through 2014) Working on others New study – Infants fed formula with DHA and ARA demonstrate positive long-term immune outcomes (The Journal of Pediatrics) Expect FY’10 growth of 7%-9%, driven by international markets

Growth Strategy 9 Leverage microbial platform beyond DHA and ARA Branded Ingredients Commercialize nutritional health & wellness products Partner pipeline products outside of nutrition Branded consumer health products (Amerifit)

Growth Beyond Infant Formula 10 DHA for food, beverage, perinatal products, supplements and animal nutrition applications Branded consumer health products (Amerifit) Next generation products (strategic partners)

# Non-Infant Formula DHA

- Non-IF nutritional segment includes *life'sDHA* sales for use in food, beverage, perinatal, supplement, and animal nutrition applications
  - Does not include Amerifit
- *life'sDHA* provides customers with a unique, vegetarian, sustainable and trusted source of DHA omega-3
- Pipeline flowing again; numerous launches in FY'10
- Gaining traction in China
  - COFCO (cooking oil)
  - Mengniu (milk)
- Expect FY'10 growth of 27%-35%



Martek Non-Infant Formula DHA Sales
($ in millions)
5-year CAGR
~45%
$12
$23
$31
$39
$50-$53
FY'06
FY'07
FY'08
FY'09
FY'10E

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Sales by Key Brand Branded Consumer Health (Amerifit) Develops, markets and distributes branded consumer health and wellness products Product portfolio of leading brands Culterelle – growing probiotic category AZO – growing UTI category Estroven – leading menopause symptom relief supplement Broad U.S. distribution throughout food, drug, and mass channels 12 ($ in millions) * Note: FY’10 estimate reflects a full year fiscal year.

Project Pipeline Overview Project Description Partner Therapeutic Proteins Algal-based protein expression platform Confidential Microbial Biofuels Conversion of sugar into biodiesel through fermentation Seed Oil DHA Oilseed-based production system for DHA High Purity DHA 90+% pure DHA product for therapeutic applications TBD Chondroitin Chondroitin production via bacterial fermentation Shrimp Antiviral Algae-based feed with therapeutic benefits Project Description Channel Expected Commercialization MIDAS Study Improved cognitive function in healthy adults 2011 Microbial EPA/DHA Algal EPA+DHA oil similar to higher quality fish oils 2011 DHA Combination Products/ Amerifit line extensions Nutritional supplements with DHA + other ingredients 2011 Next Generation IF DHA Lower cost algal DHA oil for infant formula 2013 Near Term Longer Term 13

Securing the Core IF Business Extension of global sole-source supply agreements Mead Johnson (ARA + DHA through 2015), Danone (ARA through 2014) Others in process Streamlining Operations and Managing the Cost Structure Winchester site restructuring + potential asset sale Lower ARA COGS in CY 2011 Manufacturing process improvements Production and product innovation initiatives Increased Visibility on FY 2011 Expect revenue and EPS growth over FY’10 Expect gross profit margin improvement of at least 400bp over FY’10 Recent Developments 14 Expected to offset a significant portion of price reductions in current and potential future global sole-source supply agreements

Revenue ($ millions) Gross Margin *EPS excludes restructuring charges, tax gain; See year-end earnings releases for reconciliation to GAAP EPS. 15 Non-GAAP EPS* Annual Financial Performance FY’10 Revenue Outlook (guidance as of June 3, 2010): Total revenue $440-$445 million (27%-29% Y/Y growth) Non-IF revenue of $50-$53 million (27%-35% Y/Y growth) FY’10 Winchester Site Restructuring In connection with Martek’s restructuring plans for its Winchester, KY site, in fiscal 2010 Martek expects to incur cash charges of approximately $1.5 million and a non-cash asset impairment charge or loss upon sale of approximately $30-$40 million (per June 30, 2010 company press release) Infant formula revenue of $307-$312 million (7%-9% Y/Y growth)

Q3’10 Guidance Guidance provided June 3, 2010: Metric Range Total Revenue $113 - $118 million Infant Formula Revenue $76 - $80 million Non-IF Nutritional Revenue $12 - $14 million Contract Manuf. and Services Revenue $2.5 - $3.0 million Gross Margin 49% - 50% EPS $0.33 - $0.36* 16 * Excludes charges that may be incurred in connection with the company’s recently announced restructuring plans for its Winchester, KY site (Per June 30, 2010 company press release)

Powerful technology platform and research engine The global leader in microbial DHA and ARA for infant formula Delivering growth – Revenue, gross margin, earnings and cash flow Growing DHA business outside of infant formula Newly acquired growth platform – branded consumer health products (Amerifit) Robust near and long-term technology pipeline – Microbial biotechnology research engine delivering new nutritional and non-nutritional growth opportunities Summary 17